UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2006

________________

Meta Financial Group, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

Fifth at Erie, Storm Lake, IA 50588
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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TABLE OF CONTENTS

Section 5 - Corporate Governance and Management.

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signatures

Exhibit Index

Exhibit

Section 5 - Corporate Governance and Management

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. G. Mark Mickelson, an independent director, departed from the Board of Directors of both Meta Financial Group, Inc. (the “Company), and MetaBank (the “Bank”) effective January 23, 2006, the day his term expired and the date of the Company’s 2006 Annual Meeting of Shareholders. Mr. Mickelson had earlier announced his intention not to stand for reelection in Form 8-K filed on November 28, 2005. Mr. Frederick V. Moore has been appointed to a three year term as a member of the class of 2009 to fill both board vacancies, and will serve on the Audit Committee.

Mr. Moore, age 49, has served as the President of Buena Vista University in Storm Lake, Iowa since 1995.

A press release describing these events, and which release is incorporated by reference herein, is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ Jonathan M. Gaiser
Jonathan M. Gaiser
Senior Vice President, Secretary, Treasurer and Chief Financial Officer

Dated: January 24, 2006

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release